UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 3, 2022 (June 1, 2022)
Date of Report (date of earliest event reported)

Rimini Street, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37397	36-4880301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3993 Howard Hughes Parkway, Suite 500
Las Vegas, NV 89169
(Address of principal executive offices) (Zip Code)

(702) 839-9671
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	RMNI	The Nasdaq Global Market
Public Units, each consisting of one share of Common Stock, $0.0001 par value, and one-half of one Warrant	RMNIU	OTC Pink Current Information Marketplace
Warrants, exercisable for one share of Common Stock, $0.0001 par value	RMNIW	OTC Pink Current Information Marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On June 1, 2022, Rimini Street, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) virtually via live audio webcast. A total of 87,038,899 shares of common stock, par value $0.0001 per share (“Common Stock”), were issued and outstanding and entitled to vote as of April 19, 2022, the record date for the Annual Meeting. There were 78,413,153 shares of Common Stock represented in person or by proxy at the Annual Meeting (representing approximately 90.09% of the voting power of the Company’s outstanding capital stock), constituting a quorum.

The stockholders were asked to vote on three proposals. Set forth below are the matters acted upon by the stockholders at the Annual Meeting, as further described in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 29, 2022, and the final voting results for each such proposal:

Proposal 1: Election of Class II director nominees, each to hold office until the 2025 annual meeting of stockholders and until their successor is elected and duly qualified.

Nominees	For	Withheld	Broker Non-Votes
Katrinka B. McCallum	66,597,398	208,846	11,606,909
Robin Murray	60,044,296	6,761,948	11,606,909

Proposal 2: Non-binding, advisory vote on the compensation of the Company’s Named Executive Officers, as further described in the Proxy Statement distributed in advance of the Annual Meeting (“Say-on-Pay Vote”).

For	Against	Abstain	Broker Non-Votes
65,068,926	733,956	1,003,362	11,606,909

Proposal 3: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

For	Against	Abstain	Broker Non-Votes
78,201,942	207,669	3,542	0

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit No.	Exhibit Title

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

`    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: June 3, 2022	By:	/s/ Seth A. Ravin
Name: Seth A. Ravin
Title: Chief Executive Officer

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